Prospectus Supplement

ReliaStar Life Insurance Company and its ReliaStar Life Insurance Company of New York Variable Annuity Funds P and Q

Supplement dated August 22, 2005, to your current Variable Annuity Prospectus

This supplement updates certain information contained in your current variable annuity prospectus, as supplemented. Please read it carefully and keep it with your product prospectus for future reference.

NOTICE OF FUND SUBSTITUTION

Effective September 23, 2005, and pursuant to applicable regulatory approvals, ReliaStar Life Insurance Company of New York (the "Company") and ReliaStar Select Life Insurance Company of New York Variable Annuity Funds P and Q (the "Variable Account") will replace the AllianceBernstein VPSF Growth and Income Fund (Class A) (the "Replaced Fund") with the ING JP Morgan Value Opportunities Portfolio (Class I) (the "Substitute Fund").

Important Information about the Proposed Substitution.
After September 23, 2005, the effective date of the substitution, the subaccount which invests in the Replaced Funds will no longer be available through your variable annuity contract.

  Prior to the effective date of the substitution and for thirty days thereafter you may transfer amounts allocated to the subaccount which invests in the Replaced Fund to any other subaccount or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitution, all amounts you have allocated to the subaccount which invests in the Replaced Fund will automatically be reallocated to the subaccount which invests in the Substitute Fund. Thereafter, all future allocations directed to the subaccount which invests in the Replaced Fund will be automatically allocated to the Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitution, and your contract value immediately before the substitution will equal your contract value immediately after the substitution.

  The total expenses of the Substitute Fund are less than or equal to the total expenses of the Replaced Fund. The fees and expenses of the Substitute Fund are more fully described in your variable annuity prospectus and in the Substitute Fund's prospectus.

  The investment objective and policy of the Substitute Fund is substantially the same as, similar to or consistent with the investment objective and policy of the Replaced Fund. The investment objective of the Substitute Fund is more fully described in your variable annuity prospectus and in the Substitute Fund's prospectus.

  If you have not already received a prospectus for the Substitute Fund, it accompanies this supplement. Read this prospectus carefully before deciding what to do with amounts allocated to the subaccount which invests in the Replaced Fund. If you need another copy of the prospectus, please contact our Customer Service Center at 1-877-884-5050 and we will send it to you.

  Substitute Fund Fees and Expenses. The investment advisory fees and other expenses charged annually by the Substitute Fund are shown in your variable annuity prospectus and the prospectus for the Substitute Fund. Please see the prospectuses for the Substitute Fund for more information concerning these fees and expenses.

  Substitute Fund Investment Advisers/Subadvisers and Investment Objectives. The investment adviser/subadviser and investment objectives of the Substitute Fund are shown in your variable annuity prospectus and the prospectus for the Substitute Fund. Please see the prospectus for the Substitute Fund for more information concerning the investment adviser/subadviser and investment objectives.

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